Exhibit 32

  Certification of the Chief Executive Officer and Principal Financial Officer
                       Pursuant to 18 U.S.C. Section 1350,
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

         In connection with the quarterly report of MedSolutions, Inc. (the "Company") on Form 10-QSB for the quarter ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Matthew H. Fleeger, Chief Executive Officer, and Sam Hicks, Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:



         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                     /s/  MATTHEW H. FLEEGER
                                                     ---------------------------
                                                     Matthew H. Fleeger
                                                     Chief Executive Officer
                                                     Date:  September 30, 2004


                                                     /s/  MATTHEW H. FLEEGER
                                                     ---------------------------
                                                     Matthew H. Fleeger
                                                     Principal Financial Officer
                                                     Date:  September 30, 2004